UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2005

                             KNOCKOUT HOLDINGS, INC.
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               (Exact name of registrant as specified in charter)

              Delaware                 000-32007              13-4024018
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  (State or other jurisdiction of     (Commission           (IRS Employer
           incorporation)             File Number)        Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                    60164
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       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On December 28, 2004, Knockout Holdings, Inc. (f/k/a United Network Marketing Services, Inc.) (the "Company") entered into an Agreement and Plan of Merger with Knockout Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, and The Knockout Group, Inc., a Delaware corporation, whereby Knockout Acquisition Corp. was merged with and into The Knockout Group, Inc. (the "Merger"). In connection with the Merger, on January 12, 2005, the Board of Directors of the Company unanimously approved the dismissal of Goldstein Golub Kessler LLP ("GGK") as its independent registered public accountants. On January 12, 2005, the Company notified GGK that it was terminating GGK's services. Also on January 12, 2005, the Company engaged the firm of BDO Seidman, LLP ("BDO") to serve as its independent registered public accountants for the fiscal year ended December 31, 2004.

         During the two fiscal years ended December 31, 2003 and 2002 and through January 12, 2005, (i) there were no disagreements between the Company and GGK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of GGK would have caused GGK to make reference to the matter in its reports on the Company's financial statements, and (ii) GGK's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2003 and 2002 and through January 12, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         During the two fiscal years ended December 31, 2003 and 2002 and through January 12, 2005, the Company has not consulted with BDO regarding either:

            1. The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

            2. Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         On January 12, 2005, the Company provided GGK with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that GGK furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable.

(B)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(C)      EXHIBITS.

EXHIBIT NUMBER   DESCRIPTION
--------------   ---------------------------------------------------------------
16.1             Letter from Goldstein Golub Kessler LLP dated January 19, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KNOCKOUT HOLDINGS, INC.


Dated: January 19, 2005         By: /s/ Oscar Turner
                                    ---------------------------------------
                                    Name: Oscar Turner
                                    Title: Chief Financial Officer